Exhibit 99.2

Supplemental Information

March 31, 2008

Supplemental Information

Table of Contents

March 31, 2008

The information within refers to all Highwoods Properties’ wholly-owned entities, except pages 30 to 35, unless noted otherwise. Wholly-owned entities include properties classified as both continuing operations and discontinued operations.

All financial information contained in this document is “unaudited.” In addition, certain matters discussed in this supplemental, including estimates of net operating income, pre-leasing commitments and the cost, timing and stabilization of announced development projects, are forward-looking statements within the meaning of the federal securities laws. Although Highwoods believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. Factors that could cause actual results to differ materially from Highwoods’ current expectations include general economic conditions, local real estate conditions, the timely development and lease-up of properties, and the other risks detailed from time to time in the Company’s SEC reports.

Highwoods Properties, Inc.	03/31/08

Summary

Amounts in thousands, except per share amounts

	Three Months Ended
	03/31/08	12/31/07	09/30/07	06/30/07	03/31/07
Shares and units:

Common shares outstanding at end of period	57,309	57,167	57,158	57,131	56,711
Common units outstanding at end of period	3,950	4,057	4,059	4,062	4,115
Weighted average common shares outstanding—basic	56,729	56,640	56,628	56,460	56,040
Weighted average common shares outstanding—diluted	61,050	61,347	61,396	61,562	61,900

Share price:

At end of period	$31.07	$29.38	$36.67	$37.50	$39.49
High close during period	32.34	38.26	39.01	43.84	46.95
Low close during period	26.67	28.89	32.09	37.50	37.99

Financial information:

Land sale gains, net of (impairments)	$—	$(419)	$(564)	$969	$15,835
Lease termination income	1,900	840	259	1,477	41
Straight line rental income	2,404	4,048	908	890	1,572
Capitalized interest	2,585	2,489	2,742	2,365	2,147
Impairments on depreciable properties	—	—	(384)	—	—
Gains on sales of depreciable properties	3,726	8,623	8,064	1,475	20,651
Gain from property insurance settlement	—	—	—	—	4,128

Funds from operations per share - diluted	$0.71	$0.65	$0.59	$0.58	$0.91

Funds from operations per share - diluted, excluding certain items 1/	$0.71	$0.65	$0.61	$0.60	$0.91

Wholly - owned property information:

In-Service rentable square feet:
Office	19,535	19,260	19,003	19,194	19,154
Industrial	6,036	6,036	5,942	6,280	6,280
Retail	1,314	1,317	1,318	1,317	1,326

Total	26,885	26,613	26,263	26,791	26,760

In-Service occupancy:
Office	90.4%	91.1%	89.7%	88.5%	89.3%
Industrial	91.0%	94.2%	91.4%	90.8%	91.9%
Retail	92.9%	94.9%	94.4%	94.8%	95.4%

Total	90.7%	92.0%	90.4%	89.3%	90.2%

1/	Excludes impairments on depreciable assets, losses on debt extinguishments and preferred stock redemption/repurchase charges.

Highwoods Properties, Inc.	i	03/31/08

Corporate Information

Board of Directors	Research Coverage

Thomas W. Adler	Credit Suisse - North America
Gene H. Anderson	Steven Benyik - 212-538-0239
Kay N. Callison
Edward J. Fritsch	Deutsche Banc Securities
Lawrence S. Kaplan	Lou Taylor - 212-469-4912
Sherry A. Kellett
L. Glenn Orr Jr.	Friedman, Billings, Ramsey & Co., Inc.
O. Temple Sloan Jr., Chairman	Wilkes Graham - 703-312-9737

Corporate Officers	Green Street Advisors
Cedric Lachance - 949-640-8780
Edward J. Fritsch
President, Chief Executive Officer and Director	Morgan Stanley
David Cohen - 212-761-8564
Michael E. Harris
Executive Vice President and Chief Operating Officer	Citigroup Global Markets
Michael Bilerman - 212-816-1383
Terry L. Stevens
Senior Vice President, Chief Financial Officer	Stifel Nicolaus
John Guinee - 410-454-5520
Daniel L. Clemmens
Vice President, Chief Accounting Officer	UBS Securities
Jamie Feldman - 212-713-4932
S. Hugh Esleeck
Treasurer	Wachovia Securities
Chris Haley - 443-263-6773
Carman J. Liuzzo
Vice President, Investments

Art H. McCann
Chief Information Officer

Jeffrey D. Miller
Vice President, General Counsel and Secretary

Kevin E. Penn
Vice President, Strategy

Tabitha N. Zane
Vice President, Investor Relations and Corporate Communications

Highwoods Properties, Inc.	ii	03/31/08

Corporate Information

Divisional Officers	Corporate Headquarters
Highwoods Properties, Inc.
Atlanta/Piedmont Triad	3100 Smoketree Court, Suite 600
Gene H. Anderson - Senior Vice President	Raleigh, NC 27604
919-872-4924
Atlanta, GA
James V. Bacchetta, Vice President	Stock Exchange
NYSE Trading Symbol: HIW
Piedmont Triad, NC
E. F. “Rick” Dehnert, Vice President	Investor Relations Contact
Tabitha Zane
Orlando/Tampa	Vice President, Investor Relations and Corporate Communications
Michael F. Beale - Senior Vice President	Phone:	919-431-1529
	Fax:	919-431-1439
Orlando, FL	E-mail:	tabitha.zane@highwoods.com
Michael F. Beale, Senior Vice President
Information Request
Tampa, FL Daniel E. Woodward, Vice President	To request a standard Investor Relations package, Annual Report or to be added to our e-mail or fax list, please contact the Corporate Communications/IR Specialist at:
Raleigh	Phone:	919-431-1529
Raleigh, NC	Email:	HIW-IR@highwoods.com
Thomas “Skip” Hill, Vice President
The Company

Richmond

Richmond, VA

Paul W. Kreckman, Vice President

Nashville/Memphis/Greenville

W. Brian Reames - Senior Vice President

Nashville, TN and Greenville, SC

W. Brian Reames, Senior Vice President

Memphis, TN

Steven L. Guinn, Vice President

Kansas City

Kansas City, MO

Barrett Brady, Senior Vice President

Glenn E. Stephenson, VP of Retail Operations

Highwoods Properties, Inc., a member of the S&P MidCap 400 Index, is a fully integrated, self-administered and self-managed equity real estate investment trust (“REIT”) that provides leasing, management, development, construction and other customer-related services for its properties and for third parties. As of March 31, 2008, the Company owned or had an interest in 381 in-service office, industrial and retail properties encompassing approximately 34.2 million square feet. Highwoods also owned 616 acres of development land. Highwoods is based in Raleigh, North Carolina, and its properties and development land are located in Florida, Georgia, Iowa, Kansas, Maryland, Mississippi, Missouri, North Carolina, South Carolina, Tennessee, and Virginia. For more information about Highwoods Properties, please visit our website at www.highwoods.com.

Highwoods Properties, Inc.	iii	03/31/08

Consolidated Statements of Income

Amounts in thousands, except per share amounts

	Three Months Ended
	03/31/08	12/31/07	09/30/07	06/30/07	03/31/07
Rental and other revenues	$114,780	$114,471	$108,237	$105,819	$106,108

Operating expenses:
Rental property and other expenses	39,128	41,061	38,963	37,879	37,936
Depreciation and amortization	31,041	30,643	32,036	29,896	28,965
Impairment of assets held for use	—	—	789	—	—
General and administrative	9,711	10,142	9,649	10,868	10,911

Total operating expenses	79,880	81,846	81,437	78,643	77,812

Interest expenses:
Contractual	23,463	24,478	23,728	23,097	22,689
Amortization of deferred financing costs	638	624	616	609	566
Financing obligations	740	962	981	995	992

	24,841	26,064	25,325	24,701	24,247

Other income:
Interest and other income	803	1,308	1,470	2,117	1,514

	803	1,308	1,470	2,117	1,514

Income before disposition of property, insurance gain, minority interest and equity in earnings of unconsolidated affiliates	10,862	7,869	2,945	4,592	5,563

Gains on disposition of property, net	—	190	1,288	2,341	16,743
Gain from property insurance settlement	—	—	—	—	4,128
Minority interest	(837)	(470)	(277)	(392)	(2,580)
Equity in earnings of unconsolidated affiliates	1,989	180	1,207	2,006	9,717

Income from continuing operations	12,014	7,769	5,163	8,547	33,571
Discontinued operations:
Income from discontinued operations, net of minority interest	146	210	629	646	725
Net gains on sales of discontinued operations, net of minority interest	3,483	7,479	6,175	96	18,262
Release of FASB FIN 48 tax liability	—	—	1,473	—	—

	3,629	7,689	8,277	742	18,987

Net income	15,643	15,458	13,440	9,289	52,558
Dividends on preferred stock	(2,838)	(2,838)	(2,680)	(3,846)	(4,113)
Excess of preferred stock redemption cost over carrying value	—	—	(842)	(1,443)	—

Net income available for common stockholders	$12,805	$12,620	$9,918	$4,000	$48,445

Net income per common share—diluted:
Income from continuing operations	$0.16	$0.09	$0.03	$0.06	$0.52
Income from discontinued operations	0.06	0.13	0.14	0.01	0.33

Net income	$0.22	$0.22	$0.17	$0.07	$0.85

Weighted average common shares outstanding—diluted	61,050	61,347	61,396	61,562	61,900

Dividends declared and paid per common share	$0.425	$0.425	$0.425	$0.425	$0.425

Highwoods Properties, Inc.	1	03/31/08

Statement of Funds from Operations

and Additional Information

Amounts in thousands, except per share amounts

	Three Months Ended
	03/31/08	12/31/07	09/30/07	06/30/07	03/31/07
Funds from operations:
Net income	$15,643	$15,458	$13,440	$9,289	$52,558
Dividends to preferred stockholders	(2,838)	(2,838)	(2,680)	(3,846)	(4,113)
Excess of preferred stock redemption cost over carrying value	—	—	(842)	(1,443)	—

Net income available for common stockholders	12,805	12,620	9,918	4,000	48,445
Add/(deduct):
Depreciation and amortization of real estate assets	30,484	30,067	31,439	29,288	28,328
(Gains) on disposition of depreciable properties	—	(609)	(1,063)	(1,372)	(908)
Minority interest from the Operating Partnership in income from continuing operations	639	309	107	224	2,400
Unconsolidated affiliates:
Depreciation and amortization of real estate assets	2,935	4,587	3,107	2,878	2,866
(Gains) on disposition of depreciable properties	—	—	—	—	(7,158)
Discontinued operations:
Depreciation and amortization of real estate assets	68	264	628	651	781
(Gains) on disposition of depreciable properties	(3,726)	(8,014)	(7,001)	(103)	(19,743)
Release of FASB FIN 48 tax liability	—	—	(1,473)	—	—
Minority interest in income from discontinued operations	254	551	487	54	1,539

Funds from operations	$43,459	$39,775	$36,149	$35,620	$56,550

Funds from operations per share—diluted
Net income available for common stockholders	$0.22	$0.22	$0.17	$0.07	$0.85
Add/(deduct):
Depreciation and amortization of real estate assets	0.50	0.49	0.51	0.48	0.46
(Gains) on disposition of depreciable properties	—	(0.01)	(0.02)	(0.02)	(0.01)
Unconsolidated affiliates:
Depreciation and amortization of real estate assets	0.05	0.08	0.05	0.04	0.04
(Gains) on disposition of depreciable properties	—	—	—	—	(0.12)
Discontinued operations:
Depreciation and amortization of real estate assets	—	—	0.01	0.01	0.01
(Gains) on disposition of depreciable properties	(0.06)	(0.13)	(0.11)	—	(0.32)
Release of FASB FIN 48 tax liability	—	—	(0.02)	—	—

Funds from operations	$0.71	$0.65	$0.59	$0.58	$0.91

Weighted average shares outstanding—diluted	61,050	61,347	61,396	61,562	61,900

Additional information: 1/
Funds from operations, excluding certain items 2/	$43,459	$39,775	$37,375	$37,063	$56,550

Funds from operations per share, excluding certain items 2/	$0.71	$0.65	$0.61	$0.60	$0.91

Straight line rental income	$(2,404)
Amortization of lease incentives	222
Depreciation of non-real estate assets	413
Ground lease straight line rent	43
Amortization of stock-based compensation	2,227
Amortization of deferred financing costs	638
Amortization of accumulated other comprehensive loss	80
Harborview non-cash FMV charge	(35)

Non-incremental revenue generating capital expenditures paid: 3/
Building improvements	(2,472)
2nd generation tenant improvements	(10,225)
2nd generation lease commissions	(3,370)

Common dividends and unit distributions paid	(25,982)

1/	Increase or (decrease) to cash flows.
2/	Excludes impairments on depreciable assets, losses on debt extinguisments and preferred stock redemption/repurchase charges.
3/	Excludes capital expenditures paid for buildings sold prior to March 31, 2008.

Highwoods Properties, Inc.	2	03/31/08

Consolidated Balance Sheets

Dollars in thousands

	03/31/08	12/31/07
Assets:
Real estate assets, at cost:
Land	$360,836	$356,199
Buildings and tenant improvements	2,743,659	2,701,004
Development in process	107,129	101,661
Land held for development	96,839	103,365

	3,308,463	3,262,229
Less-accumulated depreciation	(664,944)	(647,685)

Net real estate assets	2,643,519	2,614,544
Real estate and other assets, net, held for sale	18,299	18,309
Cash and cash equivalents	6,595	3,140
Restricted cash	13,862	15,896
Accounts receivable, net	20,782	23,521
Notes receivable, net	3,036	5,226
Accrued straight-line rents receivable, net	76,715	74,313
Investment in unconsolidated affiliates	58,054	58,046
Deferred financing and leasing costs, net	72,693	72,007
Prepaid expenses and other assets	44,263	41,953

Total Assets	$2,957,818	$2,926,955

Liabilities, Minority Interest and Stockholders’ Equity:
Mortgages and notes payable	$1,703,238	$1,641,987
Accounts payable, accrued expenses and other liabilities	142,139	157,766
Financing obligations	35,296	35,071

Total Liabilities	1,880,673	1,834,824
Minority interest	67,596	70,098
Stockholders’ Equity:
Preferred stock	135,437	135,437
Common stock	573	572
Additional paid-in capital	1,447,958	1,448,055
Distributions in excess of net earnings	(572,591)	(561,093)
Accumulated other comprehensive loss	(1,828)	(938)

Total Stockholders’ Equity	1,009,549	1,022,033

Total Liabilities, Minority Interest and Stockholders’ Equity	$2,957,818	$2,926,955

Highwoods Properties, Inc.	3	03/31/08

Estimated Net Asset Value Ranges

As Released on February 12, 2008 — See Note Below

Dollars in thousands, except per share amounts

Note: The following table sets forth information that was reported in our Supplemental issued February 12, 2008 and has not been updated to reflect facts or circumstances or changes in financial and operating assumptions that may have occurred subsequent to such date. This information is based on a range of estimated capitalization rates and projected net operating income, among other things, and is not intended to be an asset-by-asset or enterprise valuation.

NOI Cap Rates:
Office	7.00%	7.25%	7.50%
Retail	5.50%	5.75%	6.00%
Industrial/Other	7.25%	7.50%	7.75%

Consolidated Properties Projected 2008 Net Operating Income 1/ 3/
Office	$220,168	$220,168	$220,168
Retail	29,634	29,634	29,634
Industrial/Other	22,176	22,176	22,176

Total	$271,978	$271,978	$271,978

Consolidated Properties Capitalized Value
Office	$3,145,257	$3,036,800	$2,935,573
Retail	538,800	515,374	493,900
Industrial/Other	305,876	295,680	286,142

Total	$3,989,933	$3,847,854	$3,715,615

Highwoods’ Share of Unconsolidated Joint Ventures
Projected 2008 net operating income	$30,584	$30,584	$30,584
Capitalization rates	7.00%	7.25%	7.50%

Capitalized value	$436,914	$421,848	$407,787

Total In-Service Property Value	$4,426,847	$4,269,702	$4,123,402

Value of Other income
Development, leasing and management fees	$4,773	$4,773	$4,773
Capitalization rate	20%	20%	20%

Value of other income	$23,867	$23,867	$23,867

Add Other assets:
Development pipeline investment at 135% of cost 2/	$249,230	$249,230	$249,230
Assets not fairly valued by capitalized NOI valuation method 3/	204,698	204,698	204,698
Property held for sale at net sales price	10,674	10,674	10,674
Land held for development at market value	138,013	138,013	138,013
Cash and cash equivalents	3,140	3,140	3,140
Restricted cash	15,896	15,896	15,896
Accounts receivable, net	23,521	23,521	23,521
Notes receivable and prepaid expenses	47,180	47,180	47,180

Total	$692,352	$692,352	$692,352

Gross Value of Assets	$5,143,066	$4,985,920	$4,839,620

Deductions:
Total liabilities	$155,779	$155,779	$155,779
Mortgages and notes payable	1,641,987	1,641,987	1,641,987
Market value of debt adjustment	(9,065)	(9,065)	(9,065)
Minority interest adjustment 4/	41,280	41,280	41,280
Preferred stock, at liquidation value	135,437	135,437	135,437
Highwoods’ share of unconsolidated joint ventures liabilities	246,814	246,814	246,814

Estimated Net Asset Value	$2,930,834	$2,773,689	$2,627,388

Estimated diluted common shares and common units for 2008	61,425	61,425	61,425

Estimated Net Asset Value Per Share	$47.71	$45.16	$42.77

1/	NOI excludes straight line income, lease termination fee income, NOI related to completed not stablilized developments, and NOI related to assets undervalued by capitalized NOI method.
2/	Represents average increase in value based on projected development yields on cost compared to projected market valuations.
3/	Consolidated Properties NOI is adjusted to eliminate the net NOI for properties for which a NOI capitalization approach is not appropriate. For these assets, an alternative methodology has been applied.
4/	Represents adjustment to reflect the minority interest in the fair value of our consolidated joint ventures.

Highwoods Properties, Inc.	4	03/31/08

Components of Discontinued Operations

Dollars in thousands

	Three Months Ended
	03/31/08	12/31/07	09/30/07	06/30/07	03/31/07
Rental and other revenues	$506	$1,337	$2,628	$2,667	$2,876

Operating expenses:
Rental property and other expenses	282	864	1,329	1,325	1,323
Depreciation and amortization	68	264	628	651	781
General and administrative	—	—	—	—	—

Total operating expenses	350	1,128	1,957	1,976	2,104

Other income	1	17	3	2	11

Income before minority interest and gains on sales of discontinued operations	157	226	674	693	783
Minority interest in discontinued operations	(11)	(16)	(45)	(47)	(58)

Income from discontinued operations before gains on sales of discontinued operations	146	210	629	646	725

Net gains on sales of discontinued operations	3,726	8,014	6,617	103	19,743
Minority interest in discontinued operations	(243)	(535)	(442)	(7)	(1,481)

Net gains on sales of discontinued operations, net of minority interest	3,483	7,479	6,175	96	18,262

Net income from discontinued operations before release of FASB FIN 48 tax liability	3,629	7,689	6,804	742	18,987

Release of FASB FIN 48 tax liability	—	—	1,473	—	—

Net income from discontinued operations	$3,629	$7,689	$8,277	$742	$18,987

Highwoods Properties, Inc.	5	03/31/08

Capitalization

Dollars, shares, and units in thousands

	03/31/08	12/31/07	09/30/07	06/30/07	03/31/07
Long-Term Debt (see pages 7 & 8):	$1,703,238	$1,641,987	$1,601,474	$1,557,571	$1,487,509

Financing Obligations:	$35,296	$35,071	$34,919	$35,683	$35,529

Preferred Stock (at liquidation value):
Series A 8 5/8% Perpetual Preferred Stock	$82,937	$82,937	$82,937	$104,945	$104,945
Series B 8% Perpetual Preferred Stock	52,500	52,500	52,500	52,500	92,500

Total preferred stock	$135,437	$135,437	$135,437	$157,445	$197,445

Common Shares and Units Outstanding:
Common stock outstanding	57,309	57,167	57,158	57,131	56,711
Minority interest partnership units	3,951	4,057	4,059	4,062	4,115

Total common shares and units outstanding	61,260	61,224	61,217	61,193	60,826

Stock price at period end	$31.07	$29.38	$36.67	$37.50	$39.49

Market value of common equity	$1,903,348	$1,798,761	$2,244,827	$2,294,738	$2,402,019

Total market capitalization with debt and obligations	$3,777,319	$3,611,256	$4,016,657	$4,045,437	$4,122,502

See pages 30 to 35 for information regarding Highwoods’ Joint Ventures.

Highwoods Properties, Inc.	6	03/31/08

Long-Term Debt Summary

Dollars in thousands

	03/31/08	12/31/07	09/30/07	06/30/07	03/31/07
Balances Outstanding:

Secured:
Conventional fixed rate 1/	$643,041	$645,500	$657,408	$659,741	$662,036
Variable rate debt	26,890	19,811	11,920	1,014	13,688

Secured total	669,931	665,311	669,328	660,755	675,724

Unsecured:
Fixed rate bonds and notes	648,907	748,876	748,846	748,816	748,785
Bank term loan	137,500	—	—	—	—
Credit facility	246,900	227,800	183,300	148,000	63,000

Unsecured total	1,033,307	976,676	932,146	896,816	811,785

Total	$1,703,238	$1,641,987	$1,601,474	$1,557,571	$1,487,509

End of Period Weighted Average Interest Rates:

Secured:
Conventional fixed rate	6.62%	6.62%	6.63%	6.63%	6.63%
Variable rate debt	4.34%	6.61%	7.02%	7.11%	6.55%

Secured total	6.50%	6.62%	6.64%	6.63%	6.63%

Unsecured:
Fixed rate bonds	6.53%	6.61%	6.61%	6.61%	6.61%
Bank term loan	3.71%	—	—	—	—
Credit facility	3.65%	5.80%	6.32%	6.12%	6.12%

Unsecured total	5.47%	6.42%	6.56%	6.53%	6.57%

Average	5.88%	6.50%	6.59%	6.57%	6.60%

Maturity Schedule:

	Future Maturities of Debt		Total Debt 2/	Average Interest Rate
Year	Secured Debt 2/	Unsecured Debt
2008	$—	$—	$—	—
2009	128,915	296,900	425,815	5.42%
2010	24,416	—	24,416	4.32%
2011	—	137,500	137,500	3.71%
2012	212,617	—	212,617	6.94%
2013	266,776	—	266,776	5.90%
2014	37,207	—	37,207	5.79%
2015	—	—	—	—
2016	—	—	—	—
2017	—	398,907	398,907	5.85%
2018	—	200,000	200,000	7.50%

Total maturities	$669,931	$1,033,307	$1,703,238	5.88%

Weighted average maturity = 5.3 years

1/	Includes a $22.6 million loan related to a consolidated 20% owned joint venture (Harborview) and $37.2 million in loans at March 31, 2008 related to a consolidated 50% joint venture (Markel).
2/	All periods exclude annual principal amortization.

Highwoods Properties, Inc.	7	03/31/08

Long-Term Debt Detail

Dollars in thousands

Secured Loans
Lender	Rate	Maturity Date	Loan Balance 03/31/08	Undepreciated Book Value of Assets Secured
Northwestern Mutual	7.05%	Jan-12	$190,000	$298,056
Northwestern Mutual	6.03%	Mar-13	135,009	184,135
Massachusetts Mutual Life Ins. Co. 1/	5.68%	Dec-13	120,375	214,208
Monumental Life Ins. Co. 2/	7.77%	Nov-09	79,827	198,610
Monumental Life Ins. Co. 2/	7.87%	Nov-09	41,029
Metropolitan Life Ins. Co. 3/	6.06%	Oct-12	22,617	39,065
Wells Fargo 4/	4.36%	May-10	14,890	18,864
Principal Life Insurance Company 5/	5.79%	Jan-14	11,406	14,380
Principal Life Insurance Company 5/	5.79%	Jan-14	11,406	18,781
Massachusetts Mutual Life Ins. Co. 1/	6.48%	Dec-13	10,650
Wells Fargo 4/	4.26%	May-10	9,526	12,132
Principal Life Insurance Company 5/	5.74%	Jan-14	8,994	14,127
Principal Life Insurance Company 5/	5.89%	Jan-14	5,401	7,514
Lutheran Brotherhood	6.75%	Apr-09	3,655	7,895
Royal Bank of Canada 4/	4.51%	Dec-09	2,473	20,889
Security Life of Denver	8.85%	Aug-09	1,930	9,418
American United Life	9.00%	Jun-13	743	3,344

	6.50%		669,931	$1,061,418

Unsecured Bonds
Bonds	8.13%	Jan-09	50,000
Bonds	5.85%	Mar-17	398,907
Bonds	7.50%	Apr-18	200,000

	6.53%		648,907

Unsecured Loans
Credit facility 4/ 6/	3.65%	May-09	246,900
Bank term loan 4/	3.71%	Feb-11	137,500

	3.67%		384,400

Total Debt	5.88%		$1,703,238

1/	These two loans are secured by the same assets.
2/	These two loans are secured by the same assets.
3/	Loan relates to a consolidated 20% owned joint venture (Harborview).
4/	Floating rate loans based on one month libor.
5/	Loans relate to a consolidated 50% owned joint venture (Markel).
6/	Maturity date excludes one-year extension option.

Highwoods Properties, Inc.	8	03/31/08

Portfolio Summary – Wholly-Owned Properties Only 1/

(Rentable Square Feet)

Office Industrial & Retail	03/31/08	12/31/07	09/30/07	06/30/07	03/31/07
In-Service:
Office 2/	19,565,000	19,260,000	19,003,000	19,194,000	19,154,000
Industrial	6,036,000	6,036,000	5,942,000	6,280,000	6,280,000
Retail 3/	1,314,000	1,317,000	1,318,000	1,317,000	1,326,000

Total 4/	26,915,000	26,613,000	26,263,000	26,791,000	26,760,000

Development Completed - Not Stabilized:
Office 2/	524,000	607,000	867,000	560,000	600,000
Industrial	681,000	681,000	681,000	681,000	418,000
Retail	—	—	—	—	—

Total	1,205,000	1,288,000	1,548,000	1,241,000	1,018,000

Development - In Process:
Office 2/	717,000	887,000	1,233,000	1,387,000	1,166,000
Industrial	200,000	—	120,000	120,000	383,000
Retail	—	30,000	30,000	—	—

Total	917,000	917,000	1,383,000	1,507,000	1,549,000

Total:
Office 2/	20,806,000	20,754,000	21,103,000	21,141,000	20,920,000
Industrial	6,917,000	6,717,000	6,743,000	7,081,000	7,081,000
Retail 3/	1,314,000	1,347,000	1,348,000	1,317,000	1,326,000

Total 4/	29,037,000	28,818,000	29,194,000	29,539,000	29,327,000

Same Property
Office 2/	18,498,000	18,498,000	18,498,000	18,498,000	18,498,000
Industrial	5,916,000	5,916,000	5,916,000	5,916,000	5,916,000
Retail	1,314,000	1,314,000	1,314,000	1,314,000	1,314,000

Total	25,728,000	25,728,000	25,728,000	25,728,000	25,728,000

Percent Leased/Pre-Leased:
In-Service:
Office	90.4%	91.1%	89.7%	88.5%	89.3%
Industrial	91.0%	94.2%	91.4%	90.8%	91.9%
Retail	92.9%	94.9%	94.4%	94.8%	95.4%

Total	90.7%	92.0%	90.4%	89.3%	90.2%

Development Completed - Not Stabilized:
Office	67.4%	75.9%	75.9%	69.9%	62.8%
Industrial	78.2%	78.2%	78.2%	61.0%	44.0%
Retail	—	—	—	—	—

Total	73.5%	77.1%	76.9%	65.0%	55.1%

Development - In Process:
Office	65.7%	59.9%	71.2%	72.5%	55.0%
Industrial	50.0%	—	100.0%	0.0%	50.1%
Retail	—	100.0%	100.0%	—	—

Total	62.3%	61.2%	74.3%	66.7%	53.8%

Same Property
Office	90.3%	91.0%	89.9%	88.9%	89.5%
Industrial	90.9%	94.1%	91.4%	91.7%	92.8%
Retail	92.9%	95.1%	94.7%	95.1%	95.6%

Total	90.5%	91.9%	90.5%	89.9%	90.6%

1/	Excludes properties recorded on our Balance Sheet that relate to 50% or less owned joint ventures properties that are consolidated under GAAP.
2/	Substantially all of our Office properties are located in suburban markets.
3/	Excludes 428,000 square feet of basement space in the Country Club Plaza and other Kansas City Retail properties.
4/	Excludes minor for rent apartment buildings.

Highwoods Properties, Inc.	9	03/31/08

Portfolio Summary

(Continued)

As of March 31, 2008

Summary by Location, Wholly-Owned Properties Only 1/:

Market	Rentable Square Feet		Occupancy	Percentage of Annualized Cash Revenue 2/
				Office	Industrial	Retail	Total
Raleigh 3/	3,712,000		90.3%	15.3%	—	—	15.3%
Nashville	3,184,000		95.0%	14.5%	—	—	14.5%
Kansas City	2,229,000	4/	88.8%	4.2%	0.0%	9.4%	13.6%
Atlanta	5,289,000		91.6%	9.8%	3.8%	—	13.6%
Tampa	2,418,000		94.7%	13.3%	—	—	13.3%
Piedmont Triad 5/	5,358,000		85.2%	6.4%	3.7%	—	10.1%
Richmond	2,135,000		93.5%	8.9%	—	—	8.9%
Memphis	1,276,000		93.8%	5.7%	—	—	5.7%
Greenville	897,000		86.4%	3.2%	—	—	3.2%
Orlando	317,000		96.9%	1.4%	—	—	1.4%
Other	100,000		68.2%	0.4%	—	—	0.4%

Total	26,915,000		90.7%	83.1%	7.5%	9.4%	100.0%

Summary by Location, Including Joint Venture Properties:

Market	Rentable Square Feet		Occupancy	Percentage of Annualized Cash Revenue 2/ 6/
				Office	Industrial	Retail	Multi-Family	Total
Raleigh	3,890,000		90.8%	13.9%	—	—	—	13.9%
Atlanta	6,124,000		92.1%	10.1%	3.4%	—	—	13.5%
Kansas City	2,943,000	4/	87.3%	4.7%	0.0%	8.3%	—	13.0%
Nashville	3,184,000		95.0%	12.8%	—	—	—	12.8%
Tampa	2,623,000		95.1%	12.0%	—	—	—	12.0%
Piedmont Triad	5,722,000		86.0%	6.0%	3.2%	—	—	9.2%
Richmond	2,548,000		94.5%	8.4%	—	—	—	8.4%
Memphis	1,276,000		93.8%	5.0%	—	—	—	5.0%
Orlando	2,171,000		91.8%	4.6%	—	—	—	4.6%
Des Moines	2,505,000		91.4%	3.3%	0.5%	0.1%	0.4%	4.3%
Greenville	897,000		86.5%	2.8%	—	—	—	2.8%
Other	210,000		84.9%	0.4%	—	—	—	0.4%
Charlotte	148,000		100.0%	0.1%	—	—	—	0.1%

Total	34,241,000		91.0%	84.1%	7.1%	8.4%	0.4%	100.0%

1/	Excludes properties recorded on our Balance Sheet that relate to 50% or less owned joint ventures properties that are consolidated under GAAP.
2/	Annualized Cash Revenue is March, 2008 cash rental revenue (base rent plus operating expense pass through revenue excluding straight-line rental income) multiplied by 12.
3/	Raleigh Market encompasses Raleigh, Durham, Cary, and Research Triangle metropolitan area.
4/	Excludes 428,000 square feet of basement space in the Country Club Plaza and other Kansas City Retail properties.
5/	Piedmont Triad Market encompasses Greensboro, Winston-Salem metropolitan area.
6/	Includes Highwoods’ share of Joint Venture Annualized Cash Revenue, see page 33.

Highwoods Properties, Inc.	10	03/31/08

Portfolio Summary - Wholly-Owned Properties Only

(Continued)

As of March 31, 2008

	Office Properties 1/			Industrial
Market	Rentable Square Feet	Occupancy	Percentage of Office Annualized Cash Revenue 2/	Rentable Square Feet	Occupancy	Percentage of Industrial Annualized Cash Revenue 2/
Raleigh	3,712,000	90.3%	18.6%	—	—	—
Nashville	3,184,000	95.0%	17.4%	—	—	—
Tampa	2,418,000	94.7%	15.9%	—	—	—
Atlanta	2,470,000	88.6%	11.8%	2,819,000	94.2%	51.0%
Richmond	2,135,000	93.5%	10.7%	—	—	—
Piedmont Triad	2,145,000	80.6%	7.7%	3,213,000	88.3%	48.9%
Memphis	1,276,000	93.8%	6.8%	—	—	—
Kansas City	911,000	83.0%	5.1%	4,000	46.5%	0.1%
Greenville	897,000	86.4%	3.8%	—	—	—
Orlando	317,000	96.9%	1.7%	—	—	—
Other	100,000	68.2%	0.5%	—	—	—

	19,565,000	90.4%	100.0%	6,036,000	91.0%	100.0%

	Retail
Market	Rentable Square Feet	Occupancy	Percentage of Retail Annualized Cash Revenue 2/
Kansas City 3/	1,314,000	92.9%	100.0%

	1,314,000	92.9%	100.0%

1/	Excludes properties recorded on our Balance Sheet that relate to 50% or less owned joint ventures properties that are consolidated under GAAP.
2/	Annualized Cash Revenue is March, 2008 cash rental revenue (base rent plus operating expense pass through revenue excluding straight-line rental income) multiplied by 12.
3/	Excludes 428,000 square feet of basement space in the Country Club Plaza and other Kansas City Retail properties.

Highwoods Properties, Inc.	11	03/31/08

Occupancy Trends - Office, Industrial and Retail Properties 1/

Market	Measurement	03/31/08	12/31/07	09/30/07	06/30/07	03/31/07
Atlanta	Rentable Square Feet	5,289,000	5,289,000	5,199,000	5,514,000	5,514,000
	Occupancy	91.6%	93.0%	92.8%	92.9%	92.7%
	Current Properties 2/	91.5%	92.9%	92.8%	92.7%	92.3%

Columbia	Rentable Square Feet	—	—	253,000	253,000	253,000
	Occupancy	—	—	82.5%	72.0%	71.0%
	Current Properties 2/	—	—	82.5%	72.0%	71.0%

Greenville	Rentable Square Feet	897,000	897,000	897,000	1,109,000	1,109,000
	Occupancy	86.4%	85.6%	87.7%	76.3%	77.2%
	Current Properties 2/	86.4%	85.6%	87.6%	83.9%	85.1%

Kansas City 3/	Rentable Square Feet	2,229,000	2,215,000	2,216,000	2,215,000	2,224,000
	Occupancy	88.8%	89.4%	89.3%	89.5%	89.9%
	Current Properties 2/	88.9%	89.7%	89.5%	89.7%	90.1%

Memphis	Rentable Square Feet	1,276,000	1,276,000	1,276,000	1,276,000	1,276,000
	Occupancy	93.8%	94.9%	92.5%	92.7%	92.8%
	Current Properties 2/	93.8%	94.9%	92.5%	92.7%	92.8%

Nashville	Rentable Square Feet	3,184,000	3,184,000	2,875,000	2,875,000	2,875,000
	Occupancy	95.0%	95.1%	92.5%	90.9%	92.4%
	Current Properties 2/	94.3%	94.6%	92.3%	90.5%	92.1%

Orlando	Rentable Square Feet	317,000	218,000	218,000	218,000	218,000
	Occupancy	96.9%	100.0%	99.4%	98.9%	98.9%
	Current Properties 2/	95.4%	100.0%	99.4%	98.9%	98.9%

Piedmont Triad	Rentable Square Feet	5,358,000	5,328,000	5,234,000	5,235,000	5,195,000
	Occupancy	85.2%	89.3%	86.1%	85.7%	88.3%
	Current Properties 2/	85.3%	89.6%	86.7%	86.4%	88.3%

Raleigh	Rentable Square Feet	3,712,000	3,554,000	3,553,000	3,554,000	3,554,000
	Occupancy	90.3%	91.5%	88.1%	86.5%	86.6%
	Current Properties 2/	90.7%	91.5%	88.1%	86.5%	86.6%

Richmond	Rentable Square Feet	2,135,000	2,134,000	2,024,000	2,024,000	2,024,000
	Occupancy	93.5%	92.5%	91.8%	90.0%	89.8%
	Current Properties 2/	93.4%	92.3%	91.6%	89.9%	89.6%

Tampa	Rentable Square Feet	2,418,000	2,418,000	2,418,000	2,418,000	2,418,000
	Occupancy	94.7%	95.0%	95.6%	96.5%	98.2%
	Current Properties 2/	94.7%	95.0%	95.6%	96.5%	98.2%

Total 4/	Rentable Square Feet	26,815,000	26,513,000	26,163,000	26,691,000	26,660,000
	Occupancy	90.7%	92.0%	90.4%	89.3%	90.2%

	Current Properties 2/	90.6%	91.9%	90.5%	89.9%	90.6%

1/	Excludes properties recorded on our Balance Sheet that relate to 50% or less owned joint ventures properties that are consolidated under GAAP.
2/	Only includes properties that were owned and in-service for all periods shown.
3/	Excludes 428,000 square feet of basement space in the Country Club Plaza and other Kansas City Retail properties.
4/	Excludes a 100,000 square foot building located in South Florida.

Highwoods Properties, Inc.	12	03/31/08

Leasing Statistics

Office Portfolio 1/

	Three Months Ended
	3/31/08 2/	12/31/07 3/	9/30/07 4/	6/30/07 5/	3/31/07 6/	Average
Net Effective Rents Related to Re-leased Space:
Number of lease transactions (signed leases)	126	126	121	166	130	134
Rentable square footage leased	602,049	920,405	1,125,050	865,958	726,080	847,908
Square footage of Renewal Deals	385,756	730,702	720,127	590,542	451,125	575,650
Renewed square footage (% of total)	64.1%	79.4%	64.0%	68.2%	62.1%	67.9%
New Leases square footage (% of total)	35.9%	20.6%	36.0%	31.8%	37.9%	32.1%

Weighted average per rentable square foot over the lease term:
Base rent	$19.82	$19.35	$19.32	$20.13	$18.25	$19.37
Tenant improvements	(1.10)	(1.64)	(0.93)	(2.00)	(1.70)	(1.47)
Leasing commissions 7/	(0.44)	(0.62)	(0.51)	(0.63)	(0.59)	(0.56)
Rent concessions	(0.13)	(0.19)	(0.40)	(0.21)	(0.06)	(0.20)

Effective rent	18.15	16.90	17.48	17.29	15.90	17.14
Expense stop	(5.90)	(6.05)	(6.31)	(6.04)	(5.06)	(5.87)

Equivalent effective net rent	$12.25	$10.85	$11.17	$11.25	$10.84	$11.27

Weighted average term in years	4.0	4.4	4.6	4.5	5.0	4.5

Capital Expenditures Related to Re-leased Space:
Tenant Improvements:
Total dollars committed under signed leases	$3,504,078	$7,696,269	$6,513,821	$8,589,754	$7,604,253	$6,781,635
Rentable square feet	602,049	920,405	1,125,050	865,958	726,080	847,908

Per rentable square foot	$5.82	$8.36	$5.79	$9.92	$10.47	$8.00

Leasing Commissions:
Total dollars committed under signed leases 7/	$1,190,054	$2,719,401	$2,747,213	$2,303,936	$2,107,213	$2,213,563
Rentable square feet	602,049	920,405	1,125,050	865,958	726,080	847,908

Per rentable square foot	$1.98	$2.95	$2.44	$2.66	$2.90	$2.61

Total:
Total dollars committed under signed leases	$4,694,132	$10,415,670	$9,261,034	$10,893,690	$9,711,466	$8,995,198
Rentable square feet	602,049	920,405	1,125,050	865,958	726,080	847,908

Per rentable square foot	$7.80	$11.32	$8.23	$12.58	$13.38	$10.61

1/	Excludes properties recorded on our Balance Sheet that relate to 50% or less owned joint ventures properties that are consolidated under GAAP.
2/	Includes 84K square feet of leases that start in 2010 or later.
3/	Includes 91K square feet of leases that start in 2010 or later.
4/	Includes 94K square feet of leases that start in 2009 or later.
5/	Includes 213K square feet of leases that start in 2009 or later.
6/	Includes 98K square feet of leases that start in 2009 or later.
7/	Excludes a full allocation of internal leasing costs.

Highwoods Properties, Inc.	13	03/31/08

Leasing Statistics

Industrial Portfolio

	Three Months Ended
	3/31/08	12/31/07	9/30/07	6/30/07 1/	3/31/07	Average
Net Effective Rents Related to Re-leased Space:
Number of lease transactions (signed leases)	7	10	8	18	14	11
Rentable square footage leased	158,324	694,808	115,617	575,033	188,562	346,469
Square footage of Renewal Deals	150,170	538,836	73,793	489,312	175,579	285,538
Renewed square footage (% of total)	94.8%	77.6%	63.8%	85.1%	93.1%	82.4%
New Leases square footage (% of total)	5.2%	22.4%	36.2%	14.9%	6.9%	17.6%

Weighted average per rentable square foot over the lease term:
Base rent	$5.95	$4.03	$7.53	$3.82	$4.63	$5.19
Tenant improvements	(0.07)	(0.04)	(0.71)	(0.23)	(0.20)	(0.25)
Leasing commissions 2/	0.00	(0.05)	(0.14)	(0.06)	(0.04)	(0.06)
Rent concessions	0.00	0.00	(0.10)	(0.05)	(0.02)	(0.03)

Effective rent	5.88	3.94	6.58	3.48	4.37	4.85
Expense stop	(0.10)	(0.05)	(1.04)	(0.19)	(0.24)	(0.32)

Equivalent effective net rent	$5.78	$3.89	$5.54	$3.29	$4.13	$4.53

Weighted average term in years	3.3	2.6	4.3	2.3	2.5	3.0

Capital Expenditures Related to Re-leased Space:
Tenant Improvements:
Total dollars committed under signed leases	$50,537	$40,925	$424,840	$528,135	$142,102	$237,308
Rentable square feet	158,324	694,808	115,617	575,033	188,562	346,469

Per rentable square foot	$0.32	$0.06	$3.67	$0.92	$0.75	$0.68

Leasing Commissions:
Total dollars committed under signed leases 2/	$1,918	$136,633	$74,106	$142,246	$23,647	$75,710
Rentable square feet	158,324	694,808	115,617	575,033	188,562	346,469

Per rentable square foot	$0.01	$0.20	$0.64	$0.25	$0.13	$0.22

Total:
Total dollars committed under signed leases	$52,455	$177,558	$498,945	$670,380	$165,749	$313,018
Rentable square feet	158,324	694,808	115,617	575,033	188,562	346,469

Per rentable square foot	$0.33	$0.26	$4.32	$1.17	$0.88	$0.90

1/	Includes 5K square feet of leases that start in 2009 or later.
2/	Excludes a full allocation of internal leasing costs.

Highwoods Properties, Inc.	14	03/31/08

Leasing Statistics

Retail Portfolio

	Three Months Ended
	3/31/08	12/31/07 1/	9/30/07	6/30/07	3/31/07 2/	Average
Net Effective Rents Related to Re-leased Space:
Number of lease transactions (signed leases)	7	12	8	8	9	9
Rentable square footage leased	30,942	44,509	24,629	14,721	41,357	31,232
Square footage of Renewal Deals	18,826	37,318	18,097	7,072	39,171	24,097
Renewed square footage (% of total)	60.8%	83.8%	73.5%	48.0%	94.7%	77.2%
New Leases square footage (% of total)	39.2%	16.2%	26.5%	52.0%	5.3%	22.8%

Weighted average per rentable square foot over the lease term:
Base rent	$31.80	$20.44	$24.06	$33.29	$23.23	$26.56
Tenant improvements	(0.40)	(1.46)	(1.17)	(2.57)	(0.12)	(1.14)
Leasing commissions 3/	(0.54)	(0.26)	(0.46)	(1.25)	(0.24)	(0.55)
Rent concessions	(1.47)	0.00	0.00	0.00	0.00	(0.29)

Effective rent	29.39	18.72	22.43	29.47	22.87	24.58
Expense stop	0.00	0.00	0.00	0.00	0.00	0.00

Equivalent effective net rent	$29.39	$18.72	$22.43	$29.47	$22.87	$24.58

Weighted average term in years	8.6	5.6	6.1	7.0	4.2	6.3

Capital Expenditures Related to Re-leased Space:
Tenant Improvements:
Total dollars committed under signed leases	$161,500	$509,473	$260,407	$335,337	$27,507	$258,845
Rentable square feet	30,942	44,509	24,629	14,721	41,357	31,232

Per rentable square foot	$5.22	$11.45	$10.57	$22.78	$0.67	$8.29

Leasing Commissions:
Total dollars committed under signed leases 3/	$123,220	$21,542	$17,601	$83,077	$1,981	$49,484
Rentable square feet	30,942	44,509	24,629	14,721	41,357	31,232

Per rentable square foot	$3.98	$0.48	$0.71	$5.64	$0.05	$1.58

Total:
Total dollars committed under signed leases	$284,720	$531,015	$278,008	$418,414	$29,488	$308,329
Rentable square feet	30,942	44,509	24,629	14,721	41,357	31,232

Per rentable square foot	$9.20	$11.93	$11.29	$28.42	$0.71	$9.87

1/	Includes 9K square feet of leases that start in 2010 or later.
2/	Includes 17K square feet of leases that start in 2009 or later.
3/	Excludes a full allocation of internal leasing costs.

Highwoods Properties, Inc.	15	03/31/08

Leasing Statistics by Market

For the Three Months Ended As of 3/31/08

Office Portfolio 1/

Market	Rentable Square Feet Leased	Average Term	GAAP Rental Rate	TI’s Per SF	Lease Commissions Per SF 2/ 3/
Raleigh	193,140	3.5	$18.26	$3.98	$1.34
Richmond	124,956	4.3	19.46	5.22	2.10
Piedmont Triad	90,637	3.2	16.61	6.17	1.56
Nashville	61,827	4.6	20.64	4.83	1.62
Memphis	44,744	3.0	20.98	7.26	1.58
Tampa	42,259	6.3	31.83	11.62	5.05
Atlanta	33,769	4.7	18.45	11.66	1.94
Kansas City	10,717	2.3	19.43	1.30	2.75

	602,049	4.0	$19.69	$5.82	$1.98

Industrial Portfolio

Market	Rentable Square Feet Leased	Average Term	GAAP Rental Rate	TI’s Per SF	Lease Commissions Per SF 2/ 3/
Piedmont Triad	95,534	2.6	$5.19	$0.50	$—
Atlanta	62,790	4.4	7.10	0.05	—

	158,324	3.3	$5.95	$0.32	$—

Retail Portfolio

Market	Rentable Square Feet Leased	Average Term	GAAP Rental Rate	TI’s Per SF	Lease Commissions Per SF 2/ 3/
Kansas City	30,942	8.6	$30.33	$5.22	$3.98

	30,942	8.6	$30.33	$5.22	$3.98

1/	Excludes properties recorded on our Balance Sheet that relate to 50% or less owned joint ventures properties that are consolidated under GAAP.
2/	Lease commissions by market per square foot excludes capitalized internal leasing costs.
3/	The amount of capitalized internal leasing cost not allocated to individual deals or product types was $766K.

Highwoods Properties, Inc.	16	03/31/08

Rental Rate Comparisons by Market

For the Three Months Ended As of 3/31/08

Office Portfolio 1/

Market	Rentable Square Feet Leased	Current Rent	Previous Rent	Percentage Change Rent
Raleigh	193,140	$18.26	$16.15	13.0%
Richmond	124,956	19.46	18.20	6.9%
Piedmont Triad	90,637	16.61	16.51	0.6%
Nashville	61,827	20.64	18.85	9.5%
Memphis	44,744	20.98	18.67	12.4%
Tampa	42,259	31.83	24.43	30.3%
Atlanta	33,769	18.45	18.39	0.3%
Kansas City	10,717	19.43	18.66	4.1%

GAAP Rent Growth	602,049	$19.69	$17.82	10.5%

Cash Rent Growth	602,049	$18.89	$19.08	-1.0%

Industrial Portfolio
Market	Rentable Square Feet Leased	Current Rent	Previous Rent	Percentage Change Rent
Piedmont Triad	95,534	$5.19	$4.27	21.8%
Atlanta	62,790	7.10	6.84	3.7%

GAAP Rent Growth	158,324	$5.95	$5.29	12.5%

Cash Rent Growth	158,324	$5.90	$5.79	2.0%

Retail Portfolio
Market	Rentable Square Feet Leased	Current Rent	Previous Rent 2/	Percentage Change Rent

Kansas City	30,942	$30.33	$27.33	11.0%

GAAP Rent Growth	30,942	$30.33	$27.33	11.0%

Cash Rent Growth	30,942	$31.15	$26.49	17.6%

Average Cash Rental Rates for All In Place Leases at: 1/ 3/
Type	3/31/08	3/31/07	3/31/06	3/31/05	3/31/04
Office	$19.80	$18.99	$18.04	$17.53	$17.54
Industrial	5.27	5.11	5.08	4.73	4.61
Retail 2/	32.64	30.04	27.98	27.01	24.27

Weighted average rate	$16.93	$16.19	$15.45	$15.08	$14.77

Annual % growth rate	4.6%	4.8%	2.5%	2.1%

1/	Excludes properties recorded on our Balance Sheet that relate to 50% or less owned joint ventures properties that are consolidated under GAAP.
2/	Excludes percentage rent.
3/	Average cash rental rates represent March, 2008 cash rental revenue (base rent plus operating expense pass through revenue excluding straight-line rental income) multiplied by 12 and divided by the related leased square feet.

Highwoods Properties, Inc.	17	03/31/08

Lease Expirations

March 31, 2008

Dollars in thousands

Year	Rentable Square Feet Expiring	Percent of Rentable Square Feet	Annualized Cash Revenue 1/	Average Rental Rate	Percent of Annualized Cash Revenue 1/
Office: 2/
2008 /3	1,579,777	8.9%	$32,432	$20.53	9.2%
2009	2,268,764	12.7%	45,521	20.06	12.9%
2010	2,377,108	13.3%	50,607	21.29	14.4%
2011	2,851,509	16.1%	55,148	19.34	15.6%
2012	2,252,536	12.6%	46,290	20.55	13.1%
2013	1,627,019	9.1%	28,809	17.71	8.2%
2014	1,113,573	6.3%	22,794	20.47	6.5%
2015	958,777	5.4%	19,347	20.18	5.5%
2016	748,170	4.2%	13,747	18.37	3.9%
2017	934,561	5.2%	18,114	19.38	5.1%
2018 and thereafter	1,098,525	6.2%	19,818	18.04	5.6%

	17,810,319	100.0%	$352,627	$19.80	100.0%

Industrial:
2008 /4	509,079	8.4%	$2,956	$5.81	9.3%
2009	1,188,195	19.8%	6,442	5.42	20.3%
2010	828,212	13.7%	4,390	5.30	13.8%
2011	890,326	14.8%	4,376	4.92	13.8%
2012	421,419	7.0%	2,459	5.84	7.7%
2013	483,719	8.0%	2,873	5.94	9.0%
2014	414,465	6.9%	2,275	5.49	7.2%
2015	271,382	4.5%	994	3.66	3.1%
2016	264,597	4.4%	1,040	3.93	3.3%
2017	149,600	2.5%	724	4.84	2.3%
2018 and thereafter	604,640	10.0%	3,247	5.37	10.2%

	6,025,634	100.0%	$31,776	$5.27	100.0%

1/	Annualized Cash Revenue is March, 2008 cash rental revenue (base rent plus operating expense pass through revenue excluding straight-line rental income) multiplied by 12.
2/	Excludes properties recorded on our Balance Sheet that relate to 50% or less owned joint ventures properties that are consolidated under GAAP.
3/	Includes 144,000 square feet of leases that are on a month to month basis or 0.8% of total annualized revenue.
4/	Includes 81,000 square feet of leases that are on a month to month basis or 0.1% of total annualized revenue.

Note: 2008 and beyond expirations that have been renewed are reflected above based on the renewal expiration date.

Highwoods Properties, Inc.	18	03/31/08

Lease Expirations

March 31, 2008

(Continued)

Dollars in thousands

Year	Rentable Square Feet Expiring	Percent of Rentable Square Feet	Annualized Cash Revenue 1/	Average Rental Rate	Percent of Annualized Cash Revenue 1/
Retail:
2008 2/	75,041	6.2%	$1,969	$26.24	4.9%
2009	150,566	12.3%	4,765	31.65	12.0%
2010	89,227	7.3%	3,638	40.77	9.1%
2011	58,702	4.8%	1,967	33.51	4.9%
2012	165,254	13.5%	5,250	31.77	13.2%
2013	69,334	5.7%	2,723	39.27	6.8%
2014	97,042	8.0%	2,057	21.20	5.2%
2015	137,405	11.3%	4,684	34.09	11.8%
2016	65,526	5.4%	2,745	41.89	6.9%
2017	107,946	8.8%	2,841	26.32	7.1%
2018 and thereafter	203,941	16.7%	7,186	35.24	18.1%

	1,219,984	100.0%	$39,825	$32.64	100.0%

Total:
2008 3/ 4/	2,163,897	8.6%	$37,357	$17.26	8.8%
2009	3,607,525	14.4%	56,728	15.72	13.4%
2010	3,294,547	13.1%	58,635	17.80	13.8%
2011	3,800,537	15.2%	61,491	16.18	14.6%
2012	2,839,209	11.3%	53,999	19.02	12.7%
2013	2,180,072	8.7%	34,405	15.78	8.1%
2014	1,625,080	6.5%	27,126	16.69	6.4%
2015	1,367,564	5.5%	25,025	18.30	5.9%
2016	1,078,293	4.3%	17,532	16.26	4.1%
2017	1,192,107	4.8%	21,679	18.19	5.1%
2018 and thereafter	1,907,106	7.6%	30,251	15.86	7.1%

	25,055,937	100.0%	$424,228	$16.93	100.0%

1/	Annualized Cash Revenue is March, 2008 cash rental revenue (base rent plus operating expense pass through revenue excluding straight-line rental income) multiplied by 12.
2/	Includes 18,000 square feet of leases that are on a month to month basis or 0.1% of total annualized revenue.
3/	Includes 243,000 square feet of leases that are on a month to month basis or 1.0% of total annualized revenue.
4/	Excludes properties recorded on our Balance Sheet that relate to 50% or less owned joint ventures properties that are consolidated under GAAP.

Note: 2008 and beyond expirations that have been renewed are reflected above based on the renewal expiration date.

Highwoods Properties, Inc.	19	03/31/08

Office Lease Expirations by Market by Quarter 1/

Dollars in thousands

			Three Months Ended
			6/30/08 2/	9/30/08	12/31/08	3/31/09	Total
Atlanta	RSF		61,645	144,708	12,991	18,418	237,762
	% of Total Office RSF		0.3%	0.8%	0.1%	0.1%	1.3%
	Annualized Cash Revenue	3/	$1,406	$2,774	$211	$366	$4,757
	% of Total Office Annl Cash Rev		0.4%	0.8%	0.1%	0.1%	1.3%

Greenville	RSF		120	19,763	0	19,998	39,881
	% of Total Office RSF		0.0%	0.1%	0.0%	0.1%	0.2%
	Annualized Cash Revenue	3/	$2	$383	$—	$333	$718
	% of Total Office Annl Cash Rev		0.0%	0.1%	0.0%	0.1%	0.2%

Kansas City	RSF		29,553	18,521	27,321	36,925	112,320
	% of Total Office RSF		0.2%	0.1%	0.2%	0.2%	0.6%
	Annualized Cash Revenue	3/	$644	$397	$522	$756	$2,319
	% of Total Office Annl Cash Rev		0.2%	0.1%	0.1%	0.2%	0.7%

Memphis	RSF		50,227	15,681	64,524	70,654	201,086
	% of Total Office RSF		0.3%	0.1%	0.4%	0.4%	1.1%
	Annualized Cash Revenue	3/	$1,094	$314	$1,401	$1,586	$4,395
	% of Total Office Annl Cash Rev		0.3%	0.1%	0.4%	0.4%	1.2%

Nashville	RSF		51,441	56,794	30,386	123,745	262,366
	% of Total Office RSF		0.3%	0.3%	0.2%	0.7%	1.5%
	Annualized Cash Revenue	3/	$996	$1,107	$677	$2,437	$5,217
	% of Total Office Annl Cash Rev		0.3%	0.3%	0.2%	0.7%	1.5%

Orlando	RSF		0	0	0	0	0
	% of Total Office RSF		0.0%	0.0%	0.0%	0.0%	0.0%
	Annualized Cash Revenue	3/	$—	$—	$—	$—	$—
	% of Total Office Annl Cash Rev		0.0%	0.0%	0.0%	0.0%	0.0%

Piedmont Triad	RSF		149,261	51,715	16,079	31,471	248,526
	% of Total Office RSF		0.8%	0.3%	0.1%	0.2%	1.4%
	Annualized Cash Revenue	3/	$2,746	$1,017	$273	$616	$4,652
	% of Total Office Annl Cash Rev		0.8%	0.3%	0.1%	0.2%	1.3%

Raleigh	RSF		183,639	217,328	53,827	176,760	631,554
	% of Total Office RSF		1.0%	1.2%	0.3%	1.0%	3.5%
	Annualized Cash Revenue	3/	$3,739	$4,967	$1,039	$3,581	$13,326
	% of Total Office Annl Cash Rev		1.1%	1.4%	0.3%	1.0%	3.8%

Richmond	RSF		69,410	92,724	40,716	84,777	287,627
	% of Total Office RSF		0.4%	0.5%	0.2%	0.5%	1.6%
	Annualized Cash Revenue	3/	$1,271	$1,840	$789	$1,712	$5,612
	% of Total Office Annl Cash Rev		0.4%	0.5%	0.2%	0.5%	1.6%

Tampa	RSF		38,985	59,512	13,443	246,591	358,531
	% of Total Office RSF		0.2%	0.3%	0.1%	1.4%	2.0%
	Annualized Cash Revenue	3/	$980	$1,241	$334	$5,528	$8,083
	% of Total Office Annl Cash Rev		0.3%	0.4%	0.1%	1.6%	2.3%

Other	RSF		9,463	0	0	6,166	15,629
	% of Total Office RSF		0.1%	0.0%	0.0%	0.0%	0.1%
	Annualized Cash Revenue	3/	$270	$—	$—	$121	$391
	% of Total Office Annl Cash Rev		0.1%	0.0%	0.0%	0.0%	0.1%

Total	RSF		643,744	676,746	259,287	815,505	2,395,282
	% of Total Office RSF		3.6%	3.8%	1.5%	4.6%	13.4%
	Annualized Cash Revenue	3/	$13,148	$14,040	$5,246	$17,036	$49,470
	% of Total Office Annl Cash Rev		3.7%	4.0%	1.5%	4.8%	14.0%

1/	Excludes properties recorded on our Balance Sheet that relate to 50% or less owned joint ventures properties that are consolidated under GAAP.
2/	Includes 144,000 square feet of leases that are on a month to month basis or 0.8% of total annualized revenue.
3/	Annualized Cash Revenue is March, 2008 cash rental revenue (base rent plus operating expense pass through revenue excluding straight-line rental income) multiplied by 12.

Highwoods Properties, Inc.	20	03/31/08

Industrial Lease Expirations by Market by Quarter

Dollars in thousands

			Three Months Ended
			6/30/08 1/	9/30/08	12/31/08	3/31/09	Total
Atlanta	RSF		223,335	115,423	0	134,212	472,970
	% of Total Industrial RSF		3.7%	1.9%	0.0%	2.2%	7.8%
	Annualized Cash Revenue	2/	$1,245	$668	$—	$864	$2,777
	% of Total Industrial Annl Cash Rev		4.0%	2.1%	0.0%	2.7%	8.8%

Kansas City	RSF		0	0	0	1,756	1,756
	% of Total Industrial RSF		0.0%	0.0%	0.0%	0.0%	0.0%
	Annualized Cash Revenue	2/	$—	$—	$—	$20	$20
	% of Total Industrial Annl Cash Rev		0.0%	0.0%	0.0%	0.1%	0.1%

Piedmont Triad	RSF		81,662	8,899	79,760	285,688	456,009
	% of Total Industrial RSF		1.4%	0.1%	1.3%	4.7%	7.6%
	Annualized Cash Revenue	2/	$439	$88	$516	$1,425	$2,468
	% of Total Industrial Annl Cash Rev		1.4%	0.3%	1.6%	4.5%	7.8%

Total	RSF		304,997	124,322	79,760	421,656	930,735
	% of Total Industrial RSF		5.1%	2.1%	1.3%	7.0%	15.4%
	Annualized Cash Revenue	2/	$1,684	$756	$516	$2,309	$5,265
	% of Total Industrial Annl Cash Rev		5.3%	2.4%	1.6%	7.3%	16.6%

1/	Includes 81,000 square feet of leases that are on a month to month basis or 0.1% of total annualized revenue.
2/	Annualized Cash Revenue is March, 2008 cash rental revenue (base rent plus operating expense pass through revenue excluding straight-line rental income) multiplied by 12.

Highwoods Properties, Inc.	21	03/31/08

Office Lease Expirations by Market by Year 1/

Dollars in thousands

			2008 2/	2009	2010	2011	Thereafter
Atlanta	RSF		219,344	136,645	85,097	309,730	1,438,804
	% of Total Office RSF		1.2%	0.8%	0.5%	1.7%	8.1%
	Annualized Cash Revenue	3/	$4,391	$2,112	$1,679	$6,551	$26,873
	% of Total Office Annl Cash Rev		1.2%	0.6%	0.5%	1.9%	7.6%

Greenville	RSF		19,883	60,122	55,528	238,161	402,137
	% of Total Office RSF		0.1%	0.3%	0.3%	1.3%	2.3%
	Annualized Cash Revenue	3/	$385	$1,013	$938	$4,591	$6,598
	% of Total Office Annl Cash Rev		0.1%	0.3%	0.3%	1.3%	1.9%

Kansas City	RSF		75,395	108,273	127,031	96,009	349,672
	% of Total Office RSF		0.4%	0.6%	0.7%	0.5%	2.0%
	Annualized Cash Revenue	3/	$1,563	$2,159	$3,380	$2,224	$8,526
	% of Total Office Annl Cash Rev		0.4%	0.6%	1.0%	0.6%	2.4%

Memphis	RSF		130,432	174,360	183,752	159,207	549,257
	% of Total Office RSF		0.7%	1.0%	1.0%	0.9%	3.1%
	Annualized Cash Revenue	3/	$2,809	$3,521	$3,861	$3,144	$10,779
	% of Total Office Annl Cash Rev		0.8%	1.0%	1.1%	0.9%	3.1%

Nashville	RSF		138,621	589,639	477,255	485,259	1,334,691
	% of Total Office RSF		0.8%	3.3%	2.7%	2.7%	7.5%
	Annualized Cash Revenue	3/	$2,781	$12,051	$9,706	$9,415	$27,550
	% of Total Office Annl Cash Rev		0.8%	3.4%	2.8%	2.7%	7.8%

Orlando	RSF		0	11,482	80,521	106,313	108,235
	% of Total Office RSF		0.0%	0.1%	0.5%	0.6%	0.6%
	Annualized Cash Revenue	3/	$—	$266	$1,848	$2,331	$1,656
	% of Total Office Annl Cash Rev		0.0%	0.1%	0.5%	0.7%	0.5%

Piedmont Triad	RSF		217,055	147,058	234,100	378,048	722,934
	% of Total Office RSF		1.2%	0.8%	1.3%	2.1%	4.1%
	Annualized Cash Revenue	3/	$4,035	$2,426	$3,734	$5,399	$11,409
	% of Total Office Annl Cash Rev		1.1%	0.7%	1.1%	1.5%	3.2%

Raleigh	RSF		454,794	438,888	361,816	587,992	1,527,654
	% of Total Office RSF		2.6%	2.5%	2.0%	3.3%	8.6%
	Annualized Cash Revenue	3/	$9,745	$9,010	$6,960	$11,988	$27,616
	% of Total Office Annl Cash Rev		2.8%	2.6%	2.0%	3.4%	7.8%

Richmond	RSF		202,850	201,315	245,058	396,291	988,845
	% of Total Office RSF		1.1%	1.1%	1.4%	2.2%	5.6%
	Annualized Cash Revenue	3/	$3,900	$3,949	$4,655	$7,344	$17,728
	% of Total Office Annl Cash Rev		1.1%	1.1%	1.3%	2.1%	5.0%

Tampa	RSF		111,940	394,197	495,969	92,919	1,291,615
	% of Total Office RSF		0.6%	2.2%	2.8%	0.5%	7.3%
	Annualized Cash Revenue	3/	$2,554	$8,882	$13,060	$2,105	$29,614
	% of Total Office Annl Cash Rev		0.7%	2.5%	3.7%	0.6%	8.4%

Other	RSF		9,463	6,785	30,981	1,580	19,317
	% of Total Office RSF		0.1%	0.0%	0.2%	0.0%	0.1%
	Annualized Cash Revenue	3/	$270	$131	$786	$55	$571
	% of Total Office Annl Cash Rev		0.1%	0.0%	0.2%	0.0%	0.2%

Total	RSF		1,579,777	2,268,764	2,377,108	2,851,509	8,733,161
	% of Total Office RSF		8.9%	12.7%	13.3%	16.0%	49.0%
	Annualized Cash Revenue	3/	$32,433	$45,520	$50,607	$55,147	$168,920
	% of Total Office Annl Cash Rev		9.2%	12.9%	14.3%	15.6%	48.0%

1/	Excludes properties recorded on our Balance Sheet that relate to 50% or less owned joint ventures properties that are consolidated under GAAP.
2/	Includes 144,000 square feet of leases that are on a month to month basis or 0.8% of total annualized revenue.
3/	Annualized Cash Revenue is March, 2008 cash rental revenue (base rent plus operating expense pass through revenue excluding straight-line rental income) multiplied by 12.

Highwoods Properties, Inc.	22	03/31/08

Industrial Lease Expirations by Market by Year

Dollars in thousands

			2008 1/	2009	2010	2011	Thereafter
Atlanta	RSF		338,758	333,368	316,221	498,719	1,398,951
	% of Total Industrial RSF		5.6%	5.5%	5.2%	8.3%	23.2%
	Annualized Cash Revenue	2/	$1,912	$2,202	$1,839	$2,821	$7,447
	% of Total Industrial Annl Cash Rev		6.0%	6.9%	5.8%	8.9%	23.4%

Kansas City	RSF		0	1,756	0	0	0
	% of Total Industrial RSF		0.0%	0.0%	0.0%	0.0%	0.0%
	Annualized Cash Revenue	2/	$—	$20	$—	$—	$—
	% of Total Industrial Annl Cash Rev		0.0%	0.1%	0.0%	0.0%	0.0%

Piedmont Triad	RSF		170,321	853,071	511,991	391,607	1,210,871
	% of Total Industrial RSF		2.8%	14.2%	8.5%	6.5%	20.1%
	Annualized Cash Revenue	2/	$1,043	$4,220	$2,551	$1,555	$6,166
	% of Total Industrial Annl Cash Rev		3.3%	13.3%	8.0%	4.9%	19.4%

Total	RSF		509,079	1,188,195	828,212	890,326	2,609,822
	% of Total Industrial RSF		8.4%	19.7%	13.7%	14.8%	43.3%
	Annualized Cash Revenue	2/	$2,955	$6,442	$4,390	$4,376	$13,613
	% of Total Industrial Annl Cash Rev		9.3%	20.3%	13.8%	13.8%	42.8%

1/	Includes 81,000 square feet of leases that are on a month to month basis or 0.1% of total annualized revenue.
2/	Annualized Cash Revenue is March, 2008 cash rental revenue (base rent plus operating expense pass through revenue excluding straight-line rental income) multiplied by 12.

Highwoods Properties, Inc.	23	03/31/08

Customer Diversification 1/

March 31, 2008

Dollars in thousands

Top 20 Customers

Customer	RSF	Annualized Cash Revenue 2/	Percent of Annualized Cash Revenue 2/	Average Remaining Lease Term in Years
Federal Government	1,604,241	$30,657	7.23%	8.1
AT&T	879,690	15,038	3.54%	2.9
Price Waterhouse Coopers	358,611	9,699	2.29%	2.1
State of Georgia	367,986	7,678	1.81%	2.3
Healthways	282,668	6,275	1.48%	13.6
T-Mobile USA	207,517	5,639	1.33%	5.7
Metropolitan Life Insurance	267,787	5,362	1.26%	9.7
Lockton Companies	156,255	4,275	1.01%	6.9
Volvo	262,940	3,995	0.94%	4.9
Syniverse Technologies	198,750	3,949	0.93%	8.6
BB&T	238,595	3,839	0.90%	4.7
Fluor Enterprises	209,474	3,729	0.88%	3.9
SCI Services 3/	162,784	3,620	0.85%	9.3
Vanderbilt University	144,161	2,889	0.68%	7.5
Jacobs Engineering Group	181,794	2,858	0.67%	7.5
Lifepoint Corporate Services	129,217	2,593	0.61%	3.3
Icon Clinical Research	110,909	2,475	0.58%	5.4
Wachovia	109,553	2,465	0.58%	2.9
Talecris Biotherapeutics	122,870	2,372	0.56%	4.3
HCA Physician Services	130,599	2,287	0.54%	5.8

	6,126,401	$121,694	28.67%	6.1

By Industry
Category	Percent of Annualized Cash Revenue 2/
Professional, Scientific, and Technical Services	20.0%
Finance/Banking	9.9%
Government/Public Administration	9.6%
Insurance	9.1%
Retail Trade	7.7%
Health Care and Social Assistance	6.5%
Manufacturing	6.4%
Wholesale Trade	6.1%
Telecommunication	5.8%
Real Estate Rental and Leasing	4.2%
Information	3.3%
Administrative and Support Services	2.9%
Accommodation and Food Services	2.7%
Transportation and Warehousing	2.3%
Other Services (except Public Administration)	2.1%
Educational Services	1.5%

100.0%

1/	Excludes properties recorded on our Balance Sheet that relate to 50% or less owned joint ventures properties that are consolidated under GAAP.
2/	Annualized Cash Revenue is March, 2008 cash rental revenue (base rent plus operating expense pass through revenue excluding straight-line rental income) multiplied by 12.
3/	Morgan Stanley acquired SCI Services (Saxon Capital, Inc.) on December 4, 2006.

Highwoods Properties, Inc.	24	03/31/08

Same Property Performance 1/

Dollars and Square Feet in thousands

	Three months ended March 31,		Percentage Change
	2008	2007
Rental revenues 2/	$101,143	$98,643	2.5%
Operating expenses	(36,784)	(36,020)	-2.1%

	64,359	62,623	2.8%
Straight line rent	519	691	-24.9%

	64,878	63,314	2.5%
Lease termination fees	1,900	38	4900.0%

Net operating income	$66,778	$63,352	5.4%

Average occupancy	90.7%	90.4%	0.3%

Rentable square feet	25,597	25,597

	First Quarter: 2008 vs 2007
Market	NOI 3/ Percentage Change	Occupancy Percentage Change
Atlanta	-0.1%	-0.2%
Greenville	8.5%	2.8%
Kansas City	-5.4%	-1.3%
Memphis	3.3%	2.4%
Nashville	7.5%	3.7%
Orlando	-5.8%	-3.5%
Piedmont Triad	-1.9%	-3.3%
Raleigh	6.0%	4.9%
Richmond	7.0%	4.2%
Tampa	2.5%	-3.6%

	2.5%	0.3%

1/	Excludes properties held for sale at 3/31/08 which constituted 131,000 rentable square feet.
2/	Excludes straight line rents and lease termination fees.
3/	Includes straight line rents and excludes lease termination fees.

Highwoods Properties, Inc.	25	03/31/08

Disposition Activity

Dollars in thousands

Name	Market	Type 1/	Date Sold	Square Footage	Occupancy	Gross Sales Price
First quarter 2008:
Parkway Medical	Kansas City	O	02/15/08	30,000	81.4%	$6,050

First quarter totals				30,000	81.4%	$6,050

1/	The letter “O” represents Office.

Highwoods Properties, Inc.	26	03/31/08

Development Activity

Dollars in thousands

Property In - Process	Market	Type 1/	Rentable Square Feet	Anticipated Total Investment	Investment @ 03/31/08			Pre Leased %	Estimated Completion Date	Estimated Stabilization Date
Office:
FAA	Atlanta	O	100,000	$18,071		$2,605		100%	2Q 09	2Q 09
Jackson FBI	Jackson, MS	O	110,000	31,713		3,950		100%	1Q 09	1Q 09
Comcast	Memphis	O	62,000	9,449		5,740		100%	3Q 08	3Q 08
Cool Springs IV	Nashville	O	153,000	27,597		14,721		6%	3Q 08	1Q 10
RBC Plaza 2/	Raleigh	O	292,000	76,056		54,937		65%	4Q 08	4Q 09

Total or Weighted Average			717,000	$162,886		$81,953		66%

					$	Weighted	%	68%

For Sale Development:
RBC Plaza Condominiums 3/ 4/	Raleigh	RC	139 Units	$42,380		$19,491		139 Contracts	4Q 08	2Q 09

				$42,380		$19,491

Industrial:
River Point IV	Atlanta	I	200,000	$10,435		$1,101		50%	1Q 09	2Q 10

			200,000	$10,435		$1,101		50%

In-Process Total or Weighted Average 4/			917,000	$215,701		$102,545		62%

					$	Weighted	%	67%

Completed Not Stabilized 5/
Office:
Centregreen V	Raleigh	O	98,000	$15,662		$12,132		51%	1Q 08	3Q 09
Glenlake VI	Raleigh	O	122,000	24,448		18,864		57%	1Q 08	3Q 09
North Shore Commons II	Richmond	O	96,000	14,855		12,830		59%	1Q 07	2Q 08
Highwoods Baycenter I	Tampa	O	208,000	42,024		39,877		85%	3Q 07	4Q 08

Total or Weighted Average			524,000	$96,989		$83,703		67%

					$	Weighted	%	68%

Industrial:
Newpoint V	Atlanta	I	263,000	$12,947		$12,290		88%	2Q 07	2Q 08
Enterprise II	Piedmont Triad	I	418,000	17,222		16,110		72%	4Q 06	4Q 08

			681,000	$30,169		$28,400		78%

					$	Weighted	%	79%

Completed Not Stabilized Total or Weighted Average			1,205,000	$127,158		$112,103		73%

					$	Weighted	%	71%

Grand Total or Weighted Average			2,122,000	$342,859		$214,648		69%

					$	Weighted	%	68%

Placed in Service
Property	Market	Type 1/	Rentable Square Feet	Anticipated Total Investment	Investment @ 03/31/08			Pre Leased %	Occ %	In-Service Date
Cordoba 5/	Kansas City	O	46,000	$6,700		$6,647		84%	84%	3/1/08
Glenlake IV	Raleigh	O	158,000	27,311		25,264		81%	81%	3/1/08
Berkshire	Orlando	O	99,000	15,096		15,006		100%	100%	2/1/08
hhgregg ®	Piedmont Triad	R	30,000	5,125		4,748		100%	100%	3/1/08

Total or Weighted Average			333,000	$54,232		$51,665		89%	89%

					$	Weighted	%	88%	88%

1/	The Letters “O”, “I”, “R” and “RC” represent: Office, Industrial, Retail and For Sale Residential Condominiums, respectively.
2/	Includes ancillary retail space on the ground level of approximately 11,000 square feet.
3/	In January 2007 the Company executed a Joint Venture agreement for this development. The Company has a 93% interest and consolidates this Joint Venture.

The investment amounts shown represent the Company’s 93% share.

4/	As of 3/31/08, all units are under contract. Condo units and numbers are not part of In-Process Total or Weighted Average for SF & Pre-Leasing percentage.
5/	“Completed Not Stabilized” and Redevelopment properties are recorded in the Consolidated Balance Sheet in the Land and Building accounts, not Development-in-Process.

Highwoods Properties, Inc.	27	03/31/08

Development Land

March 31, 2008

Dollars in thousands

Market	Usable Acres	Total Estimated Market Value
Atlanta	224	$25,101
Raleigh	190	43,524
Greensboro	47	12,484
Baltimore	39	10,300
Richmond	33	8,289
Tampa	26	15,877
Nashville	16	7,859
Memphis	15	3,620
Orlando	15	16,031
Winston-Salem	10	2,138
Kansas City	1	2,100

Total 1/2/	616	$147,323

1/	Developable square footage on core land holdings, which constitute 475 of the total 616 acres, is approximately 4.9 million of office space and 2.5 million of industrial space.
2/	Includes 40 acres ($10.7 million based on expected gross proceeds) included in property held for sale at March 31, 2008.

Highwoods Properties, Inc.	28	03/31/08

Acquisition Activity

Dollars in thousands

Name	Market	Type	Date Acquired	Square Footage	Total Cost
First quarter 2008:
None

Highwoods Properties, Inc.	29	03/31/08

Unconsolidated Joint Ventures Assets, Debt and Liabilities

March 31, 2008

Dollars in thousands

			Venture’s Books
Joint Venture	Type 1/	Own %	Total Assets	Debt	Total Liabilities
Board of Trade Investment Co.	O	49.0%	$7,581	$—	$829
Dallas County Partners I, LP	O/ I	50.0%	32,167	49,093	51,950
Dallas County Partners II, LP	O	50.0%	14,300	16,194	17,414
Dallas County Partners III, LP	O	50.0%	19	—	32
Fountain Three	O/I R	50.0%	24,981	32,796	34,576
RRHWoods, LLC	O/ M	50.0%	86,587	81,426	85,090
Kessinger/Hunter, LLC	—	26.5%	7,401	—	253
4600 Madison Associates, LP	O	12.5%	18,170	13,332	13,852
Highwoods DLF 98/29, LP	O	22.8%	150,554	75,518	80,308
Highwoods DLF 97/26 DLF 99/32, LP	O	42.9%	101,967	55,580	59,107
Concourse Center Associates, LLC	O	50.0%	13,461	8,855	9,059
Plaza Colonnade, LLC	O/R	50.0%	72,254	66,235	67,212
Highwoods KC Glenridge Office, LP	O	40.0%	22,097	16,500	17,148
Highwoods KC Glenridge Land, LP	O	40.0%	779	—	102
Highwoods KC Orlando, LLC	O	40.0%	204,616	141,357	149,315
Highwoods DLF Forum, LLC	O	25.0%	2,002	—	—

Total			$758,936	$556,886	$586,247

			Highwoods’ Share of Joint Venture
Joint Venture	Type 1/	Own %	Total Assets	Debt	Total Liabilities
Board of Trade Investment Co.	O	49.00%	$3,715	$—	$406
Dallas County Partners I, LP	O/ I	50.00%	16,084	24,547	25,975
Dallas County Partners II, LP	O	50.00%	7,150	8,097	8,707
Dallas County Partners III, LP	O	50.00%	10	—	16
Fountain Three	O/I /R	50.00%	12,491	16,398	17,288
RRHWoods, LLC	O/ M	50.00%	43,294	40,713	42,545
Kessinger/Hunter, LLC	—	26.50%	1,961	—	67
4600 Madison Associates, LP	O	12.50%	2,271	1,667	1,732
Highwoods DLF 98/29, LP	O	22.81%	34,341	17,226	18,318
Highwoods DLF 97/26 DLF 99/32, LP	O	42.93%	43,774	23,860	25,375
Concourse Center Associates, LLC	O	50.00%	6,731	4,428	4,530
Plaza Colonnade, LLC	O/R	50.00%	36,127	33,118	33,606
Highwoods KC Glenridge Office, LP	O	40.00%	8,839	6,600	6,859
Highwoods KC Glenridge Land, LP	O	40.00%	312	—	41
Highwoods KC Orlando, LLC	O	40.00%	81,846	56,543	59,726
Highwoods DLF Forum, LLC	O	25.0%	501	—	—

Total 2/			$299,447	$233,197	$245,191

1/	The letters “O”, “I”, “R”, and “M” represent Office, Industrial, Retail, and Multi-Family, respectively.
2/	Highwoods’ share of equity from these tables will not equal Investments in Unconsolidated Affiliates on the Consolidated Balance Sheet due to various purchase accounting and related adjustments as well as negative investment balances reclassed to Liabilities, which are not reflected in the Joint Ventures’ stand-alone financial statements.

Highwoods Properties, Inc.	30	03/31/08

Unconsolidated Joint Ventures Income

For the Three Months Ended March 31, 2008

Dollars in thousands

		Venture’s Books
Joint Venture	Own %	Revenue	Operating Exp	Interest	Depr/Amort	Net Income/ (Loss)
Board of Trade Investment Co.	49.00%	$581	$407	$—	$145	$29
Dallas County Partners I, LP	50.00%	2,876	1,744	776	472	(116)
Dallas County Partners II, LP	50.00%	1,803	815	420	216	352
Dallas County Partners III, LP	50.00%	48	58	—	1	(11)
Fountain Three	50.00%	2,397	1,022	533	485	357
RRHWoods, LLC	50.00%	4,465	2,604	975	1,023	(137)
Kessinger/Hunter, LLC	26.50%	4,118	3,598	—	151	369
4600 Madison Associates, LP	12.50%	1,245	590	233	395	27
Highwoods DLF 98/29, LP	22.80%	4,705	1,529	1,275	1,276	625
Highwoods DLF 97/26 DLF 99/32, LP	42.93%	4,219	1,382	1,076	805	956
Concourse Center Associates, LLC	50.00%	491	129	161	78	123
Plaza Colonnade, LLC	50.00%	2,478	921	967	547	43
Highwoods KC Glenridge Office, LP	40.00%	827	374	209	154	90
Highwoods KC Glenridge Land, LP	40.00%	—	2	—	—	(2)
Highwoods KC Orlando, LLC	40.00%	8,273	3,256	1,862	1,905	1,250
Highwoods DLF Forum, LLC	25.00%	—	—	—	—	—

Total		$38,526	$18,431	$8,487	$7,653	$3,955

		Highwoods’ Share of Joint Venture
Joint Venture	Own %	Revenue	Operating Exp	Interest	Depr/Amort	Net Income/ (Loss)
Board of Trade Investment Co.	49.00%	$285	$199	$—	$71	$15
Dallas County Partners I, LP	50.00%	1,438	872	388	236	(58)
Dallas County Partners II, LP	50.00%	902	408	210	108	176
Dallas County Partners III, LP	50.00%	24	29	—	1	(6)
Fountain Three	50.00%	1,199	511	267	243	178
RRHWoods, LLC	50.00%	2,233	1,302	488	512	(69)
Kessinger/Hunter, LLC	26.50%	1,091	953	—	40	98
4600 Madison Associates, LP	12.50%	156	74	29	49	4
Highwoods DLF 98/29, LP	22.81%	1,073	349	291	291	142
Highwoods DLF 97/26 DLF 99/32, LP	42.93%	1,811	593	462	346	410
Concourse Center Associates, LLC	50.00%	246	65	81	39	61
Plaza Colonnade, LLC	50.00%	1,239	461	484	274	20
Highwoods KC Glenridge Office, LP	40.00%	331	150	84	62	35
Highwoods KC Glenridge Land, LP	40.00%	—	1	—	—	(1)
Highwoods KC Orlando, LLC	40.00%	3,309	1,302	745	762	500
Highwoods DLF Forum, LLC	25.00%	—	—	—	—	—

Total 1/ 2/		$15,337	$7,269	$3,529	$3,034	$1,505

1/	Highwoods’ share of Depreciation and Amortization from these tables will not equal Depreciation and Amortization of Real Estate Assets for Unconsolidated Affiliates on the Statement of Funds from Operations due to various purchase accounting and related adjustments, which are not reflected in the Joint Ventures’ stand-alone financial statements.
2/	Highwoods’ share of Net Income from these tables will not equal Equity in Earnings of Unconsolidated Affiliates on the Consolidated Income Statement due to various purchase accounting and related adjustments, which are not reflected in the Joint Ventures’ stand-alone financial statements.

Highwoods Properties, Inc.	31	03/31/08

Joint Ventures Long-Term Debt Detail 1/

Dollars in thousands

Joint Venture	Own %	Lender	Interest Rate	Maturity Date	Loan Balance 03/31/08
Dallas County Partners I, LP	50.0%	Massachusetts Mutual Life Ins. Co.	6.19%	Aug-18	$41,857
Dallas County Partners I, LP	50.0%	Thrivent	8.45%	Aug-10	1,577
Dallas County Partners I, LP	50.0%	Regions	6.30%	Jun-14	3,465
Dallas County Partners I, LP	50.0%	Sun Life	5.92%	Feb-16	1,036
Dallas County Partners I, LP	50.0%	Bankers Trust	8.00%	Jul-11	1,158

			6.31%		49,093

Dallas County Partners II, LP	50.0%	Principal Life Insurance Company	10.19%	Jun-13	16,194

Fountain Three	50.0%	Massachusetts Mutual Life Ins. Co.	6.19%	Aug-18	16,707
Fountain Three	50.0%	Thrivent	6.01%	Oct-10	3,692
Fountain Three	50.0%	Thrivent	6.01%	Apr-09	3,692
Fountain Three	50.0%	Lehman Brothers	8.02%	Jul-09	3,479
Fountain Three	50.0%	Thrivent	7.00%	Sep-12	5,226

			6.47%		32,796

RRHWoods, LLC	50.0%	Industrial Revenue Bonds /2	2.75%	Nov-15	23,000
RRHWoods, LLC	50.0%	Bank of America	6.80%	Sep-12	26,365
RRHWoods, LLC	50.0%	Industrial Revenue Bonds /2	2.66%	Sep-15	6,000
RRHWoods, LLC	50.0%	Industrial Revenue Bonds /2	2.67%	Nov-15	5,500
RRHWoods, LLC	50.0%	Massachusetts Mutual Life Ins. Co.	6.19%	Aug-18	4,622
RRHWoods, LLC	50.0%	Massachusetts Mutual Life Ins. Co.	5.85%	Mar-16	8,480
RRHWoods, LLC	50.0%	UNUM Life Insurance Company	5.67%	Mar-17	3,994
RRHWoods, LLC	50.0%	Regions	6.30%	Jun-14	3,465

			4.86%		81,426

Plaza Colonnade, LLC	50.0%	Met Life	5.72%	Jan-17	48,120
Plaza Colonnade, LLC	50.0%	Tax Incremental Financing	5.38%	Mar-10	1,818
Plaza Colonnade, LLC	50.0%	Tax Incremental Financing	6.00%	Mar-16	4,394
Plaza Colonnade, LLC	50.0%	Tax Incremental Financing	5.90%	Mar-24	11,903

			5.76%		66,235

4600 Madison Associates, LLC	12.5%	State Farm	6.85%	Apr-18	13,332
Highwoods DLF 98/29, LP	22.8%	USG Annuity & Life Company	6.78%	Apr-11	47,868
Highwoods DLF 98/29, LP	22.8%	Goldman Sachs	6.11%	Jul-17	27,650
Highwoods DLF 97/26 DLF 99/32, LP	42.9%	Massachusetts Mutual Life Ins. Co.	7.66%	May-12	55,580
Concourse Center Associates, LLC	50.0%	Lincoln National Life Insurance Co.	6.95%	Jul-10	8,855
Highwoods KC Orlando, LLC	40.0%	Met Life	5.21%	Jul-14	141,357
Highwoods KC Glenridge Office	40.0%	Wachovia	4.84%	Jun-14	16,500

			6.07%		311,142

			6.02%		$556,886

Highwoods’ share of the above					$233,197

1/	Excludes loans related to two “consolidated” joint ventures.
2/	Floating rate loan based on market rates.

Highwoods Properties, Inc.	32	03/31/08

Joint Ventures Portfolio Summary

As of March 31, 2008

Summary by Location:
			Percentage of Annualized Cash Revenue Highwoods’ Share Only 1/
Market	Rentable Square Feet	Occupancy	Office	Industrial	Retail	Multi-Family	Total
Des Moines 2/	2,505,000	91.4%	28.7%	4.3%	1.0%	3.2%	37.2%
Orlando	1,854,000	90.9%	28.6%	—	—	—	28.6%
Atlanta	835,000	95.0%	12.8%	—	—	—	12.8%
Kansas City	714,000	83.0%	8.4%	—	—	—	8.4%
Richmond	413,000	100.0%	5.0%	—	—	—	5.0%
Piedmont Triad	364,000	96.9%	3.2%	—	—	—	3.2%
Tampa	205,000	98.8%	2.0%	—	—	—	2.0%
Raleigh	178,000	100.0%	1.6%	—	—	—	1.6%
Charlotte	148,000	100.0%	0.7%	—	—	—	0.7%
Other	110,000	100.0%	0.5%	—	—	—	0.5%

Total 3/	7,326,000	92.4%	91.5%	4.3%	1.0%	3.2%	100.0%

1/	Annualized Cash Revenue is March, 2008 cash rental revenue (base rent plus operating expense pass through revenue excluding straight-line rental income) multiplied by 12.
2/	Excludes 418 apartment units and related occupancy percentage of 91.9%.
3/	Includes 618,000 square feet of properties in joint ventures that are consolidated.

Highwoods Properties, Inc.	33	03/31/08

Joint Ventures Lease Expirations

March 31, 2008

Dollars in thousands

Year	Rentable Square Feet Expiring 1/	Percent of Rentable Square Feet 1/	Annualized Cash Revenue 2/	Average Rental Rate	Percent of Annualized Cash Revenue 2/
Total
2008	1,039,632	15.4%	$17,876	$17.19	13.4%
2009	690,678	10.2%	14,439	20.91	10.8%
2010	779,510	11.5%	14,885	19.10	11.2%
2011	983,984	14.5%	19,780	20.10	14.8%
2012	551,037	8.1%	11,488	20.85	8.6%
2013	1,069,233	15.9%	20,537	19.21	15.4%
2014	494,312	7.3%	11,111	22.48	8.3%
2015	656,932	9.7%	12,042	18.33	9.0%
2016	101,873	1.5%	1,386	13.61	1.0%
2017	236,693	3.5%	5,949	25.13	4.5%
2018 and thereafter	162,270	2.4%	3,959	24.40	3.0%

	6,766,154	100.0%	$133,452	$19.72	100.0%

1/	Includes square feet expiring in properties in joint ventures that are consolidated.
2/	Annualized Cash Revenue is March, 2008 cash rental revenue (base rent plus operating expense pass through revenue excluding straight-line rental income) multiplied by 12.

Highwoods Properties, Inc.	34	03/31/08

Joint Venture Acquisition and Disposition Activity

Dollars in thousands

Acquisitions

Name	Market	Type	Date Acquired	Square Footage	Total Cost
First quarter 2008:
None

Dispositions

Name	Market	Type	Date Sold	Square Footage	Occupancy	Gross Sales Price
First quarter 2008:
None

Highwoods Properties, Inc.	35	03/31/08